Exhibit 6(h)



                                        June 27, 1997



Terrence A. Elkes
Kenneth F. Gorman
c/o Apollo Partners LLC
One Stamford Plaza, 12th Floor
Stamford, CT  06901

Gentlemen:

          This letter agreement (the "Agreement") sets forth the agreement among the three stockholders of Video Services Corporation ("VSC"), Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (each, a "Stockholder" and collectively, the "Stockholders"), and Terrence A. Elkes and Kenneth F. Gorman (the "Optionees") regarding the grant of an option (the "Option") to each of the Optionees to purchase from the Stockholders an aggregate of 30,000 shares of the Common Stock of International Post Limited (the "Company"). Reference is made to the Agreement and Plan of Merger among the Company, VSC and the Stockholders, dated June 27, 1997 (the "Merger Agreement"). Each capitalized term not defined in this letter shall have the meaning attributed to it in the Merger Agreement.

          Pursuant to the Merger Agreement, VSC will merge with and into the Company. At the Effective Time of the Merger, each of the Optionees and the Stockholders agree to execute the
following three documents:   (i) an agreement terminating the
Stock Option Agreements, dated as of February 15, 1994, between VSC and each of the Optionees, in the form of Exhibit 1 hereto;
(ii) a Stock Option Agreement between the Stockholders and each of the Optionees granting the Option, in the form of Exhibit 2 hereto and (iii) a Pledge Agreement among each of the Optionees and the Stockholders providing a security interest in the shares of the Company subject to the Option in the form of Exhibit 3 hereto.

          The undersigned hereby agree and acknowledge that: (i) the shares of stock subject to the Stock Option Agreements to be granted pursuant hereto are subject to and entitled to the benefit of, that certain registration rights agreement between, among others, International Post Group Inc., MTE Holdings, Inc., VSC, Martin Irwin, Jeffrey J. Kaplan, Adrien Macaluso, Terrence
A. Elkes and Kenneth F. Gorman dated February 15, 1994; and (ii) except as expressly set forth herein or as otherwise modified in a writing signed by the Optionees, all agreements between any of the undersigned and the Optionees shall not be modified by this Agreement and shall remain in full force and effect.

          IN WITNESS WHEREOF, the Optionees and the Stockholders have duly executed and delivered this Agreement as of the date first above written.

                                   /s/ Louis H. Siracusano
                                   Louis H. Siracusano

                                   /s/ Arnold P. Ferolito
                                   Arnold P. Ferolito

                                   /s/ Donald H. Buck
                                   Donald H. Buck

                                   /s/ Terrence A. Elkes
                                   Terrence A. Elkes

                                   /s/ Kenneth F. Gorman
                                   Kenneth F. Gorman

AGREED AND ACKNOWLEDGED:

International Post Limited


By: /s/ Martin Irwin
Martin Irwin

     Video Services Corporation ("VSC"), and each of Terrence A. Elkes and Kenneth F. Gorman (the "Optionees") are parties to stock option agreements dated as of February 15, 1994, (the "VSC Stock Option Agreements") granting to each of the Optionees the option to purchase from VSC an aggregate of 30,000 shares of the Common Stock of International Post Limited (the "Company").

     Reference is made to the Agreement and Plan of Merger among
the Company, VSC and the Stockholders of VSC, dated          ,
1997, and to the letter agreement, dated         , 1997 executed
in the form of Exhibit 7.19 thereto (the "Letter Agreement"). Pursuant to the Letter Agreement, the Optionees and VSC hereby agree that the VSC Stock Option Agreements are terminated in all respects and shall hereafter be null and void and have no further force or effect. As a result, each Optionee hereby acknowledges and confirms that, except as contemplated in the options to be granted pursuant to the Letter Agreement, the Optionees have no other options, rights or claims to acquire stock of the Company from VSC, its subsidiaries or its stockholders.

     IN WITNESS WHEREOF, the Optionees and VSC have duly executed and delivered this Agreement as of the date first above written.

                              VIDEO SERVICES CORPORATION


                              By:  ------------------------------
                                   Terrence A. Elkes



                                   ------------------------------
                                   Kenneth F. Gorman



                     STOCK OPTION AGREEMENT


     THIS AGREEMENT, dated as of - - - - - - - - - - - -, 1997 is made by and between Louis H. Siracusano, Arnold P. Ferolito and
Donald H. Buck (each, a "Stockholder and collectively, the
"Stockholders") and ----------------- (the "Optionee").

     WHEREAS, Video Services Corporation ("VSC") (an entity in which the Stockholders are the sole stockholders) has entered into a Merger Agreement (the "Merger Agreement") with International Post Limited (the "Company") dated -------------, 1997, pursuant to which such corporations will be merged (the "Merger");

     WHEREAS, VSC has previously granted an option to the Optionee to acquire 30,000 shares of the common stock ("Common Stock") of the Company, which option was on this day terminated pursuant to the terms of the Merger Agreement and is being replaced by this Agreement; and

     WHEREAS, the Stockholders desire to grant an option to Optionee to purchase shares of the Common Stock and Optionee desires to accept such stock option;

     NOW, THEREFORE, the Stockholders and Optionee agree as follows:

     Section 1.       Grant of Option.

     Section   a.     Grant; Grant Date

     Each Stockholder hereby grants to Optionee the right to purchase from such Stockholder all or any part of the number of shares of Common Stock set forth opposite his name in the table below (the "Option"), comprising an aggregate of 30,000 shares of the Company's Common Stock, $.01 par value per share, (the "Shares") upon the terms and conditions set forth in this Agreement. The grant date of the Option shall be the date of this Agreement. Optionee hereby accepts the Option, and agrees to be bound by all the terms and provisions of this Agreement.


Name
Number of
Shares


Louis H. Siracusano
14,616


Arnold P. Ferolito
14,616


Donald H. Buck
768


     Section   b.     Adjustments in Option

     In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares or similar event, the Stockholders shall make an appropriate and equitable adjustment in the Option so that Optionee's proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible. Any adjustment made by the Stockholders shall be final and binding upon Optionee and all other interested parties.

     Section   c.     Option Terms

          The Option granted under this Agreement shall be subject to the following terms and conditions:

                    (1)       Price. The exercise price for the
                         Shares subject to the Option shall be
                         $11.00 per Share.

                    (2)       Term. The Option shall expire on
                         February 15, 1999.

                    (3)       Vesting. At the effective time of
                         the Merger, the Option shall become
                         fully vested and exercisable
                         immediately.

                    (4)       Exercise. To the extent that the
                         Option has become exercisable in
                         accordance with this Agreement, it may
                         be exercised in whole or in part at any
                         time prior to its expiration or
                         termination, by providing written notice to each Stockholder of the number of Shares as to which the Option is being exercised, and enclosing payment for the Shares with respect to which the Option is being exercised. Such payment shall be in cash. Partial exercise shall be for whole Shares only and shall not be for less than five thousand (5,000) Shares in the aggregate unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Stockholders permit such smaller exercise in their sole discretion. Notation of any partial exercise shall be made by the Stockholders on Schedule I hereto. Any exercise shall be allotted among the Stockholders in the following ratios:


                              Percentage of
Exercise
Stockholder                        Applied to
his Shares


Louis H. Siracusano
     48.720%


Arnold P. Ferolito
     48.720%


Donald H. Buck
       2.560%



     Section   d.     Nontransferability

     The Option shall not be transferable other than by will or the applicable laws of descent and distribution, and no transfer so effected shall be effective to bind the Stockholders unless the Stockholders have been furnished with written notice thereof and such evidence as the Stockholders may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     Section   e.     Conditions to Issuance of Stock
                    Certificates

               (1)       If required, the stock certificates
                    evidencing the Shares shall bear legends restricting transferability; in substantially the form indicated below:

          "These Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold, pledged or otherwise transferred unless they have been registered under the Securities Act or unless an exemption from registration is available."

               (2)        The Stockholders shall not be required
                    to deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                    (a)       The completion of any registration
                         or other qualification of such Shares
                         under any state or federal law or under
                         rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, or the obtaining of approval or other clearance from any state or federal governmental agency which the Stockholders shall, in their sole discretion, deem necessary or advisable.

                    (b)       In the event that the Shares have
                         not been  registered under the
                         Securities Act, if the Stockholders
                         shall, in their sole discretion, deem it necessary or advisable, the execution by Optionee of a written representation and agreement, in a form satisfactory to the Stockholders, in which Optionee represents that the Shares acquired by him upon exercise are being acquired for investment and not with a view to distribution thereof.

     The parties to this Agreement understand, acknowledge and agree that any transfer of all or any part of the Shares, or any change in the ownership of the Company, shall be subject to the requirements of the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission ("FCC") as may be in effect at the time of such transfer, and that before certain rights provided for in this Agreement are exercised, it may be necessary to obtain any approval of the FCC required under applicable law.

     Section 2.       Miscellaneous.

     Section   a.     Entire Agreement: Amendment

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

     Section   b.     Governing Law

     The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

     Section   c.     Successors

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     Section   d.     Notices

     All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

          To Optionee:

          c/o Apollo Partners LLC
          One Stamford Plaza, 12th Floor
          Stamford, CT  06901

          To the Stockholders:

          c/o International Post Limited
          545 Fifth Avenue
          New York, New York  10017
          Attention: Louis H. Siracusano

          With a copy to each of the Stockholders at the following addresses:

          Louis H. Siracusano
          13 Lexington Lane
          Montvale, New Jersey  07645
          (201) 573-8660

          Arnold P. Ferolito
          c/o Video Services Corporation
          240 Pegasus Avenue
          Northvale, New Jersey  07647-1904

          Donald H. Buck
          2 Deerburn Court
          Florham Park, New Jersey  07932

          All notices to the Stockholders shall also be sent to:

          Gordon Altman Butowsky Weitzen Shalov & Wein
          114 West 47th Street
          New York, New York  10036-1510
          Attention:  Keith L. Schaitkin, Esq.
          Fax Number:  (212) 626-0799

     Section   e.     Waiver

     The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     Section   f.     Titles; Construction

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         - - - - - - - - - - - - - - - - - -
                         Louis H. Siracusano


                         - - - - - - - - - - - - - - - - - -
                         Arnold P. Ferolito


                         - - - - - - - - - - - - - - - - - -
                         Donald H. Buck


                         Optionee:


                         - - - - - - - - - - - - - - - - - -

                           SCHEDULE I

                Notations As to Partial Exercise



         Number of      Balance of
Date of  Purchased      Shares on           Authorized          Notation
Exercise Shares    Option         Signature           Date

                        PLEDGE AGREEMENT


    PLEDGE AGREEMENT dated ------------, 1997, by and among Louis H. Siracusano, Arnold P. Ferolito and Donald H. Buck (each a "Pledgor" and collectively, the "Pledgors"), and --------------
(the "Pledgee").

    WHEREAS, the Pledgors and the Pledgee are parties to a Stock Option Agreement, dated as of the date hereof (the "Stock Option Agreement"), pursuant to which each Pledgor agreed to sell to the Pledgee, upon the exercise of the options set forth therein, certain shares of the issued and outstanding Common Stock, $.01 par value per share, of International Post Limited ("IPL") owned that Pledgor (with respect to each Pledgor, the "Pledged Securities").

    NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and in the Stock Option Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto desiring to be legally bound do hereby agree as follows:

    Section 1. Grant/Rights of Pledgors. Each Pledgor, as collateral security for all of its obligations set forth in the Stock Option Agreement (all such obligations of such Pledgor being herein collectively referred to as the "Secured Obligations") hereby deposits with the law firm of Morrison Cohen Singer & Weinstein, as agent of Pledgee (the "Agent") the Pledged Securities, as set forth in the table below, and hereby grants to the Pledgee a security interest in and a lien upon, and hereby assigns, transfers, pledges and sets over to the Pledgee, the Pledged Securities, and the certificates representing the Pledged Securities (the "Collateral") which Pledged Securities are being delivered simultaneously herewith, together with stock powers duly endorsed in blank.


Name
Number of Shares Deposited
as Pledged Securities


Louis H. Siracusano
14,616


Arnold P. Ferolito
14,616


Donald H. Buck
     768


    So long as a Default (as defined below) shall not have occurred and the notice referred to in Section 7 hereof shall not have been given:

    (a)  Each Pledgor shall be entitled:

                (i) to exercise the voting power with respect to the Collateral pledged by him for any purpose not in violation, or which will not result in a violation, of the terms of this Agreement, and the Pledgee shall execute or cause to be executed from time to time such proxies or other instruments, if any, in favor of each Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by the Pledgor and as shall be specified in a written request therefor, to enable the Pledgor to exercise such voting power with respect to the Collateral; and

                (ii) to receive and retain for its own account any and all cash dividends at any time and from time to time declared or paid upon any of the Collateral pledged by him; and

    (b) The Agent shall retain possession of the Collateral, except as otherwise set forth herein; it being understood and agreed that, following the occurrence of a Default, the Agent shall take such action as shall be directed by the Pledgee in furtherance of its rights hereunder and under applicable law.

    The term "Default" shall mean, with respect to any Pledgor:
(a) any material breach by such Pledgor of the terms of this Agreement or the Stock Option Agreement which is not cured within three (3) days following written notice thereof from Pledgee to the Pledgor; (b) any breach by such Pledgor of the terms of Sections 1.1 and 1.3(d) of the Stock Option Agreement which is not cured within three (3) days following written notice thereof from Pledgee to the Pledgor; and (c) the commencement by the Pledgor of a voluntary case or other proceeding with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or an involuntary case or other proceeding shall be commenced against the Pledgor with respect to it or its debts under any bankruptcy, insolvency or other similar law.

    Section 2. Stock Dividends, Distributions, etc. In case any dividend payable in shares of stock or other securities of IPL shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof or any other securities of IPL shall be issued pursuant to any stock split, subdivision, reclassification, share exchange, consolidation or merger involving any of the Pledged Securities, the shares so distributed shall be delivered to the Agent (accompanied by proper instruments of assignment and/or stock powers executed by each Pledgor in accordance with the Pledgee's instruction) to be held by it as collateral security for the Secured Obligations and shall be deemed, for all purposes of this Agreement, to be Pledged Securities and, therefore, part of the Collateral.

    Section 3. Representations and Warranties. Each of the Pledgors represent and warrant to the Pledgee that it is the legal and beneficial owner of the Collateral pledged by him free and clear of any lien, security interest, option or other charge or encumbrance (the "Existing Lien") and that the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first security interest in the Collateral, securing the payment and performance of the Secured Obligations.

    Section 4. Covenants. Each Pledgor covenants and agrees as follows with respect to itself:

    (a) the Pledgor shall not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral;

    (b) at any time and from time to time on and after the date of this Agreement, at the expense of such Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents (including, without limitation, financing statements), and take all further actions, that may be reasonably necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies with respect to the Collateral or any portion thereof; and

    (c) the Pledgor shall promptly notify the Pledgee of any lien, security interest, encumbrance or claim made or threatened against the Collateral.

    Section 5. Pledgee May Perform. If a Pledgor fails to perform any agreement contained herein, the Pledgee may (but shall not be obligated to) perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor.

    Section 6. Agent and Pledgee's Duty of Care. Other than exercise of reasonable care in the physical custody of the Collateral while held by the Agent or the Pledgee hereunder, neither the Pledgee nor the Agent shall have any responsibility for, or obligation or duty with respect to, all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due with respect thereto or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Pledgor shall be responsible for preservation of all of its and the Pledgee's rights in the Collateral. Without limiting the generality of the foregoing, the Pledgee and Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if it takes such action, for purposes of preserving rights in the Collateral, as each of the Pledgors may reasonably request in writing; provided, however, that no refusal, failure, omission or delay by the Pledgee in complying with any such request shall be deemed to be a failure to exercise reasonable care. The rights and powers conferred upon the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such rights or powers.

    It is agreed that the duties and obligations of the Agent are those herein specifically provided. The Agent shall not incur any liability whatsoever so long as it has acted in good faith, except for willful misconduct or gross negligence.

    The Agent may consult with counsel of its choice (other than any lawyer practicing with the Agent, if any), and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. The Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement, unless it shall have given its prior written consent thereto.

    The Agent may at any time resign hereunder by giving written notice of its resignation to the Pledgors and Pledgee at the addresses set forth in Section 18 hereof, at least ten (10) days prior to the date specified for such resignation to take effect, and, upon the effective date of such resignation, all Collateral then held by the Agent hereunder shall be delivered by it to such substitute agent, undertaking the obligations and duties of the Agent hereunder, as shall be specified by Pledgee and approved by Pledgors (such approval not to be unreasonably withheld), whereupon all of Agent's obligations and duties hereunder shall cease and terminate. If no such person shall have been designated by such date, all obligations of Agent hereunder shall nevertheless cease and terminate except that Agent's sole responsibility thereafter shall be to keep all the Collateral then held by it and to deliver the same to a person designated in writing by Pledgee (approved by Pledgors in the manner set forth above) or in accordance with the directions of a final, binding, non-appealable order or judgment of a court of competent jurisdiction.

    The parties hereto acknowledge that the Agent is the agent of Pledgee and not of Pledgors and Pledgee agrees to indemnify, defend and hold the Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by the Agent arising out of or in connection with its acceptance of appointment as Agent hereunder, except as caused by its gross negligence or willful misconduct, including, without limitation, the legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. Agent shall look solely to Pledgee for any payment under this Agreement provided, however, that anything in this Agreement to the contrary notwithstanding, the Agent agrees and acknowledges that it shall not charge any fee for any of the services to be provided by it hereunder.

    Section 7. Rights of Pledgee. If a Default shall have occurred and is continuing with respect to any Pledgor, the Pledgee may (upon payment of the applicable option exercise price) immediately transfer the Collateral pledged by that Pledgor into its own name or the name of a nominee. If a Default shall have occurred and be continuing, and the Pledgee shall have given the individual Pledgor in Default written notice (which may be telecopied or telegraphed) of the termination of such Pledgor's rights under Section 1 above, then such Pledgor's rights under Section 1 above shall cease, and the Pledgee shall thereupon and thereafter be exclusively entitled to receive and retain, as collateral security for the Secured Obligations (to be applied as provided or permitted herein), any and all dividends and other distributions of any kind at any time and from time to time declared or paid upon or with respect to the Collateral pledged by such Pledgor as set forth in Section 1 and to exercise all voting and consensual powers with respect to the Collateral pledged by such Pledgor.

    Section 8. Remedies. If a Default shall have occurred and be continuing with respect to a Pledgor, in addition to all other rights and remedies at law or in equity, the Pledgee may exercise all rights of a secured party under the Uniform Commercial Code as in effect in the State of New York (the "UCC") from time to time, and, without obligation to resort to other security or any other assurance of payment, may (at the Pledgee's discretion) at any time and from time to time:

    (a) sell, resell, assign and deliver, in its discretion, that portion of the Collateral pledged by the Pledgor in Default, in one or more parcels, at the same or different times, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Pledgee may determine, the Pledgor in Default hereby agreeing that, upon such sale, any and all equity or right of redemption of such Pledgor shall be automatically waived and released without any further action on the part of the Pledgor. In the event of any such sale, the Pledgee shall give such Pledgor ten
(10) days' prior written notice of the time, place and manner of any public sale or ten (10) days' written notice of the time after which any private sale or other intended disposition of such Pledgor's proportionate contribution to the Collateral is to be made, except that, if such Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Pledgee may sell or otherwise dispose of such portions of the Collateral without notification, advertisement, or other notice of any kind. Upon each such sale, the Pledgors (or any of them) may bid for and purchase all or any of the Collateral being sold and, if a private sale, a Pledgor's purchase thereof shall be considered commercially reasonable. Upon each such sale, the Pledgee may purchase all or any of the Collateral being sold, free from any equity or right of redemption, which, upon each such sale, shall be waived and released. The proceeds of each such sale shall be applied as provided in Section 9 hereof. For the purposes of this Section 8, an agreement to sell any or all the Collateral entered into after the applicable notice period specified above shall be treated as a sale thereof, and the Pledgee shall be entitled to carry out such sale pursuant to such agreement and a Pledgor shall not be entitled to the return of any of the Collateral subject thereto notwithstanding the fact that after the Pledgee shall have entered into any such agreement the Secured Obligations shall have been paid in full;

    (b) appropriate and apply all proceeds of or held as part of the Collateral pledged by such Pledgor to the applicable
Secured Obligations in accordance with Section 9 hereof;

    (c) retain all or such portion of the Collateral pledged by such Pledgor as shall aggregate in value to an amount equal to the applicable Secured Obligations, in satisfaction of the applicable Secured Obligations, whenever the circumstances are such that the Pledgee is entitled to do so under the UCC;

    (d) reduce the Pledgee's claim to judgment, foreclose, or otherwise enforce the security interest in all or any part of the Collateral by any available judicial procedure; or

    (e) apply (by appropriate judicial proceedings) for appointment of a receiver for that amount of the Collateral pledged by the Pledgor in default, and each Pledgor hereby consents to any such appointment.

    Because of the Securities Act of 1933, as amended, and other applicable securities laws and regulations (collectively, the "Securities Laws"), there may be legal restrictions or limitations affecting the Pledgee in attempts to dispose of all or any portion of the Collateral in the enforcement of its rights and remedies hereunder. For this reason, the Pledgee is hereby authorized by each Pledgor, upon the occurrence and continuance of any Default with respect to that Pledgor, to sell or otherwise dispose of that portion of the Collateral pledged by the Pledgor in Default at a private sale subject to investment letter or in any manner which will not require that any of the Collateral be registered under the Securities Laws. The Pledgors acknowledge and understand that the sale under such circumstances may yield a lower price for the Collateral, or any portion thereof, than would otherwise be obtainable if the Collateral were registered and sold in the open market. The Pledgors agree that the Pledgee's so selling that portion of the Collateral pledged by the Pledgor in Default, or any portion thereof, at such private sale or sales shall not be evidence that the Pledgee acted in a manner that is not commercially reasonable under the UCC.

    Section 9. Proceeds. All proceeds that the Pledgee shall receive, in accordance with the provisions hereof, by sale, collection or other realization of or upon the Collateral pledged by a Pledgor, shall be applied in the following manner: First, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Pledgee (including, without limitation, the fees and disbursements of its counsel and agents) in respect of a Default by such Pledgor; Second, to the reimbursement of the Pledgee for all disbursements made by it for taxes, assessments, or liens superior to the security interest of the Pledgee which the Pledgee must pay in respect to that Pledgor; Third, to the payment of the other applicable to such Pledgor Secured Obligations, in such order as the Pledgee may determine; and Fourth, the balance thereof, if any, shall be returned to such Pledgor. If the proceeds of the sale, collection or other realization of or upon the Collateral are insufficient to pay in full the applicable Secured Obligations (after any prior application of proceeds as described above in this Section 9), the Pledgor in Default shall remain liable for any deficiency.

    Section 10.  Absolute Security Interest.  All rights of the
Pledgee and the security interest hereunder, and all obligations of each of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

    (a) any lack of validity or enforceability of any agreement or instrument relating hereto;

    (b) any change in the time, manner or place of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

    (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured
Obligations; or

    (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Secured Obligations.

    Section 11. Transfer of Collateral. If a Default shall have occurred, the Pledgee shall have the right, for and in the name, place and stead of the Pledgor in Default (which appointment is irrevocable and coupled with an interest), to (a) execute endorsements, stock powers, assignments or other instruments of conveyance or transfer with respect to the portion of the Collateral pledged by the Pledgor in Default, (b) demand, collect, sue for, recover, receive and give acquittance and receipt for monies due and to become due under or with respect to any of such Collateral, (c) receive, endorse, and collect any drafts or other instruments, documents, and chattel paper in connection with the immediately preceding clause (b) of this
Section 11, and (d) take any other action and execute any other instrument or document that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

    The parties to this Agreement understand, acknowledge and agree that any transfer of all or any part of the Pledged Securities, or any change in the ownership of the Company, shall be subject to the requirements of the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission ("FCC") as may be in effect at the time of such transfer, and that before certain remedies provided for in this Agreement are utilized it may be necessary to obtain any approval of the FCC required under applicable law.

    Section 12. No Waiver. No failure or delay on the part of the Pledgee in exercising any of its rights, powers, or remedies, nor any partial or single exercise thereof, shall constitute a waiver thereof or shall preclude any other or future exercise thereof or any exercise of any other right, power, or remedy. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing and duly signed by the party against whom enforcement of such change or waiver, modification, or variance is sought. Any waiver or consent by the Pledgee shall be effective only in the specific instance and for the specific purpose for which given.

    Section 13. Certain Events. The obligations of each of the Pledgors hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any of the Pledgors; (b) any exercise or non-exercise, or any waiver, by the Pledgee of any of its right under or in respect of the Secured Obligations or any security for any of the Secured Obligations (other than to the extent that the Pledgee terminates or waives any obligations of any of the Pledgors under this Agreement) or (c) any amendment to or modification of, the Secured Obligations or any security for any of the Secured Obligations (other than to the extent that the Pledgee agrees to amend or modify any obligation of the Pledgors under this Agreement) whether or not the Pledgors shall have notice or knowledge of any of the foregoing.

    Section 14. Return of Collateral. After the indefeasible payment and performance in full of the Secured Obligations in respect of a Pledgor (including, without limitation, all amounts which may be paid by the Pledgee in collecting or endorsing all or any part of such Secured Obligations) or the expiration or termination of the Stock Option Agreement, each of the Pledgors shall be entitled to the return of its contribution to the Pledged Securities and to the other Collateral, which has not been applied toward the payment in full of the Secured Obligations, or applied in the manner set forth in the following sentence without representation or warranty of any kind by the Pledgee (except a representation that the Pledgee has not encumbered any of the Collateral). In the event of any exercise by Pledgee of any option to purchase securities of IPL pursuant to the Stock Option Agreement, then simultaneously with the payment of the purchase price thereof pursuant thereto, the parties hereto and the Agent shall take such action as is necessary to transfer to the Pledgee such shares so purchased from those held as Collateral, and all liens granted hereunder with respect to such shares shall, upon such transfer, cease and terminate, the same shall no longer constitute Collateral, and the Collateral shall therefore be reduced to the extent of such shares, in accordance with the proportionate share of each Pledgor's pledge.

    Section 15. Successors and Assigns. This Agreement is binding upon each of the Pledgors, the Pledgee and their respective executors, administrators, successors and assigns and shall inure to the benefit of the Pledgee and its successors and assigns.

    Section 16. Choice of Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of New Jersey, without giving effect to its principles of conflicts of law.

    Section 17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

    Section 18. Notices. All notices, consents and approvals to be given pursuant to this Agreement shall be in writing and shall be deemed given when received at the address set forth below:

         If to Pledgors:
         Louis H. Siracusano
         Arnold P. Ferolito
         Donald H. Buck
         c/o International Post Limited
         545 Fifth Avenue
         New York, New York 10017

         With a copy as follows:

         If to Siracusano, to:

                Louis H. Siracusano
                13 Lexington Lane
                Montvale, New Jersey  07645
                (201) 573-8660


         If to Ferolito, to:

                Arnold P. Ferolito
                c/o Video Services Corporation
                240 Pegasus Avenue
                Northvale, New Jersey  07647-1904


         If to Buck, to:

                Donald H. Buck
                2 Deerburn Court
                Florham Park, NJ  07932


         If to Pledgee:

         c/o Apollo Partners Ltd.
         One Stamford Plaza, 12th Floor
         Stamford, CT  06901


         If to Agent:

         Morrison Cohen Singer & Weinstein LLP
         750 Lexington Avenue
         New York, New York  10022
         Attn:  Joel A. Feldman, Esq.

    Section 19. Headings. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

    Section 20. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original hereof, and all of such counterparts, taken together, shall constitute one and the same instrument.

    Section 21. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time a payment, or any part thereof, of the Secured Obligations to the Pledgee is rescinded or must otherwise be restored or returned by the Pledgee upon the insolvency, bankruptcy, or reorganization of the Pledgors, or otherwise, all as though such payment had not been made.

    IN WITNESS WHEREOF, the Pledgors and the Pledgee have duly executed and delivered this Agreement as of the date first above written.


                              -----------------------------
                                  Louis H. Siracusano


                              -----------------------------
                                  Arnold P. Ferolito


                              -----------------------------
                                  Donald H. Buck



                              PLEDGEE:


                              -----------------------------


This undersigned hereby accepts
the duties and obligations of
the Agent set forth above and
acknowledges receipt from Louis
Siracusano, Arnold Ferolito,
Donald Buck of certificates representing an aggregate of 30,000 shares of the Common Stock of International Post
Limited:


Morrison Cohen Singer & Weinstein LLP

By:      -----------------------------
         Joel A. Feldman, Partner